UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                              THESTREET.COM, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

          0-25779                                        06-1515824
          -------                                        ----------
  (Commission File Number)                   (IRS Employer Identification No.)

                                 14 WALL STREET
                                   15TH FLOOR
                            NEW YORK, NEW YORK 10005
                            ------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 321-5000

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     TheStreet.com, Inc. (the "Company") established a Retention Program (the "Program"), effective January 20, 2005, pursuant to which each eligible employee (as defined in the Program) would receive (1) retention benefits provided for under the Program in the event of a change of control (as defined in the Program) and (2) termination benefits provided for under the Program if such individual's employment is terminated without cause (as defined in the Program) or if such individual resigns for good reason (as defined in the Program) in connection with a change of control, within 18 months following a change of control in the case of Group A eligible employees and within 12 months following a change of control in the case of Group B eligible employees. The retention payment (as defined in the Program) for Group A eligible employees is 100% of 2004 base salary. The retention payment for Group B eligible employees is 50% of 2004 base salary. In order to receive the retention payment, all eligible employees must continue active employment with the Company until the 30th day following the occurrence of the change of control. The Group A termination payment (as defined in the Program) for all Group A eligible employees is 100% of 2004 base salary, plus an additional 5% of 2004 base salary (to compensate for the expected six month delay in making the termination payment due to tax law requirements), plus continuation of specified health and welfare benefits for a period of 12 months following the date of termination. The Group B termination payment (as defined in the Program) for all Group B eligible employees is 50% of 2004 base salary, plus continuation of specified health and welfare benefits for a period of six months following the date of termination. In order to receive a termination payment, all eligible employees must execute and deliver a release in favor of the Company. The Program will terminate on December 31, 2005 in the absence of a change of control on or before that date. The following executive officers of the Company, among other officers of the Company, are eligible to participate in the Program and receive Group A retention benefits and Group A termination benefits as specified above subject to the terms and conditions of the Program: Thomas J. Clarke, Jr., Lisa A. Mogensen, James K. Lonergan and Jordan M. Goldstein.

     In connection with the Program, the Company entered into a retention agreement with each of the above-named executive officers. The retention agreements set forth the terms and conditions of the Program as outlined above. In addition, the retention agreements of Messrs. Clarke and Lonergan amend each such executive officer's employment agreement to provide that following the occurrence of a change of control, the right of the executive officer to receive termination benefits under the Program supercedes the severance benefit rights available to the executive officer under his employment agreement.

      A copy of Mr. Clarke's current employment agreement, dated as of January 1, 2004, is on file with the Securities and Exchange Commission as Exhibit No.
10.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. A copy of Mr. Lonergan's current employment agreement, dated as of March 1, 2003, is on file with the Securities and Exchange Commission as Exhibit No.
10.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The foregoing summaries of the Program and the retention agreements with executive officers (including the amendments to the employment agreements of Messrs. Clarke and Lonergan) are not intended to be complete descriptions of all of the terms thereof. For further information, please see the copy of the Program and the copy of the form of retention agreement with executive officers that are included as Exhibits 10.1 and 10.2, respectively, to this report and incorporated herein by reference.

ITEM 9.01. EXHIBITS.

(c) Exhibits

Exhibit 10.1   TheStreet.com, Inc. Retention Program
Exhibit 10.2 TheStreet.com, Inc. Form of Retention Agreement with Executive Officers


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THESTREET.COM, INC. (Registrant)


                                     By:     /S/ THOMAS J. CLARKE, JR.
                                         --------------------------------
                                           Thomas J. Clarke, Jr.
                                           Chairman and Chief Executive Officer

JANUARY 26, 2005
----------------
      Date


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                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                                 DESCRIPTION
---------      -----------------------------------------------------------------
10.1           TheStreet.com, Inc. Retention Program
10.2           TheStreet.com, Inc. Form of Retention Agreement with Executive
               Officers